
                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

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                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                               MUZAK HOLDINGS LLC

                                    MUZAK LLC

                         and certain of its Subsidiaries

                                   in favor of

                      BEAR STEARNS CORPORATE LENDING INC.,

                             as Administrative Agent

                            Dated as of May 20, 2003

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                                TABLE OF CONTENTS

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
SECTION 1.   DEFINED TERMS..........................................................1
   1.1       Definitions............................................................1
   1.2       Other Definitional Provisions..........................................5

SECTION 2.   GUARANTEE..............................................................6
   2.1       Guarantee..............................................................6
   2.2       Right of Contribution..................................................6
   2.3       No Subrogation.........................................................7
   2.4       Amendments, etc. with Respect to the Borrower Obligations..............7
   2.5       Guarantee Absolute and Unconditional...................................8
   2.6       Reinstatement..........................................................8
   2.7       Payments...............................................................9
   2.8       Discharge of Guarantee Upon Sale of Guarantor..........................9

SECTION 3.   GRANT OF SECURITY INTEREST.............................................9

SECTION 4.   REPRESENTATIONS AND WARRANTIES........................................11
   4.1       Title; No Other Liens.................................................11
   4.2       Perfected First Priority Liens........................................11
   4.3       Jurisdiction of Organization, Corporate Names.........................11
   4.4       Current Locations; Inventory and Equipment............................12
   4.5       Condition and Maintenance of Equipment................................12
   4.6       Farm Products.........................................................12
   4.7       Investment Property...................................................12
   4.8       Receivables...........................................................13
   4.9       Contracts.............................................................13
   4.10      Intellectual Property.................................................14
   4.11      Deposit Accounts, Securities Accounts.................................14
   4.12      Collateral............................................................14

SECTION 5.   COVENANTS.............................................................14
   5.1       Delivery of Instruments, Certificated Securities and Chattel Paper....14
   5.2       Maintenance of Insurance..............................................15
   5.3       Payment of Obligations................................................15
   5.4       Maintenance of Perfected Security Interest; Further Documentation.....15
   5.5       Changes in Locations, Name, etc.......................................16
   5.6       Notices...............................................................16
   5.7       Investment Property...................................................16
   5.8       Uncertificated Investment Property....................................18

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
   5.9       Receivables...........................................................18
   5.10      Contracts.............................................................19
   5.11      Intellectual Property.................................................19
   5.12      Commercial Tort Claims................................................20
   5.13      Deposit Accounts, Securities Accounts.................................21

SECTION 6.   REMEDIAL PROVISIONS...................................................21
   6.1       Certain Matters Relating to Receivables...............................21
   6.2       Communications with Obligors; Grantors Remain Liable..................22
   6.3       Pledged Stock.........................................................22
   6.4       Intellectual Property; Grant of License...............................23
   6.5       Intellectual Property Litigation......................................24
   6.6       Proceeds to Be Turned Over to Administrative Agent....................24
   6.7       Application of Proceeds...............................................24
   6.8       Code and Other Remedies...............................................25
   6.9       Registration Rights...................................................26
   6.10      Deficiency............................................................27

SECTION 7.   THE ADMINISTRATIVE AGENT..............................................27
   7.1       Administrative Agent's Appointment as Attorney-in-Fact, etc...........27
   7.2       Duty of Administrative Agent..........................................29
   7.3       Execution of Financing Statements.....................................29
   7.4       Authority of Administrative Agent.....................................29
   7.5       Access to Collateral, Books and Records; Other Information............30

SECTION 8.   MISCELLANEOUS.........................................................30
   8.1       Amendments in Writing.................................................30
   8.2       Notices...............................................................30
   8.3       No Waiver by Course of Conduct; Cumulative Remedies...................30
   8.4       Enforcement Expenses; Indemnification.................................31
   8.5       Successors and Assigns................................................31
   8.6       Set-Off...............................................................31
   8.7       Counterparts..........................................................32
   8.8       Severability..........................................................32
   8.9       Section Headings......................................................32
   8.10      Integration...........................................................32
   8.11      GOVERNING LAW.........................................................32
   8.12      Submission To Jurisdiction; Waivers...................................32
   8.13      Acknowledgements......................................................33
   8.14      Additional Grantors...................................................33
   8.15      Releases..............................................................33
   8.16      WAIVER OF JURY TRIAL..................................................34

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SCHEDULES

Schedule 4.2       Filing Locations
Schedule 4.3(a)    Legal Names; Jurisdiction of Organization
Schedule 4.3(b)    Historical Organizational Names/Other Trade Names
Schedule 4.4(a)    Chief Executive Offices/Locations of Books and Records
Schedule 4.4(b)    Additional Locations of Equipment and Inventory etc.
Schedule 4.7(a)    Pledged Stock
Schedule 4.7(c)    Pledged Notes
Schedule 4.10(a) Copyrights, Copyright Licenses, Trademarks, Trademark Licenses, Patents and Patent Licenses
Schedule 4.10(b)   Exceptions
Schedule 4.10(c)   Judgments
Schedule 4.10(d)   No Proceedings
Schedule 4.11      Deposit Accounts and Securities Accounts
Schedule 8.2       Notice Information

ANNEXES

Annex I-A          Form of Securities Account Control Agreement
Annex I-B          Form of Deposit Account Control Agreement
Annex II           Form of Issuer Acknowledgement
Annex III          Form of Assumption Agreement

                       GUARANTEE AND COLLATERAL AGREEMENT

          GUARANTEE AND COLLATERAL AGREEMENT, dated as of May 20, 2003, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of Bear Stearns Corporate Lending Inc., as administrative agent (together with its successors and assigns, in such capacity, the "Administrative Agent") for the banks and other financial institutions or entities (the "Lenders") from time to time parties to the Credit Agreement, dated as of May 20, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Muzak Holdings LLC ("Holdings"), Muzak LLC (the "Borrower"), the Lenders, Bear, Stearns & Co. Inc. and Lehman Brothers Inc., as joint lead arrangers and joint bookrunners (together with their successors and assigns, collectively, the "Joint Lead Arrangers"), Lehman Commercial Paper Inc. and Fleet National Bank, as co-syndication agents (together with their successors and assigns, in such capacity, collectively, the "Co-Syndication Agents"), General Electric Capital Corporation, as documentation agent (together with its successors and assigns, in such capacity, the "Documentation Agent") and the Administrative Agent (together with the Joint Lead Arrangers, the Co-Syndication Agents and the Documentation Agent, the "Agents").

                              W I T N E S S E T H :

          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

          WHEREAS, the Borrower and the other Grantors are engaged in related businesses; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders, the Agents and the Lender Counterparties (collectively, the "Secured Parties");

          NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

                            SECTION 1. DEFINED TERMS

          1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit

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Agreement, and the following terms are used herein as defined in the New York
UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights, Registered Organization, Securities Account and Supporting Obligations.

          (b) The following terms shall have the following meanings:

          "Agents": as defined in the preamble.

          "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Borrower Obligations": the collective reference to the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Secured Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any Specified Hedge Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Secured Parties that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

          "Collateral": as defined in Section 3.

          "Collateral Account": any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.6.

          "Collateral Account Funds" shall mean, collectively, the following from time to time on deposit in the Collateral Account: all funds (including, without limitation, all trust monies), investments (including, without limitation, all Cash Equivalents) and all certificates and instruments from time to time representing or evidencing such investments; all notes, certificates of deposit, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Administrative Agent for or on behalf of any Grantor in substitution for, or in addition to, any or all of the Collateral; and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the items constituting Collateral.

          "Contracts" shall mean, collectively, with respect to each Grantor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or inter-

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company), between such Grantor and third parties, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

          "Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 4.10(a)), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

          "Copyright Licenses": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 4.10(a)), granting any right under any Copyright, including, without limitation, any grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

          "Deposit Account": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

          "Foreign Subsidiary": any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

          "Foreign Subsidiary Voting Stock": the voting Capital Stock of any Foreign Subsidiary.

          "Grantors": as defined in the preamble hereto.

          "Guarantor Obligations": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Secured Parties that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

          "Guarantors": the collective reference to each Grantor other than the Borrower.

          "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "Intercompany Note": any promissory note evidencing loans made by any Grantor to Holdings or any of its Subsidiaries.

          "Investment Property": the collective reference to (i) all "investment property," as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock") and (ii) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Stock.

          "Issuers": the collective reference to each issuer of any Investment Property.

          "Lender Counterparties": as defined in the Credit Agreement.

          "Material Contract": any contract or other arrangement to which any Grantor is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect (as defined in the Credit Agreement); provided, however, that no franchise contract or arrangement or license contract or arrangement entered into by the Borrower or any of its Subsidiaries in the ordinary course of business shall be considered a Material Contract unless it involves aggregate annual consideration payable or receivable by the Borrower or such Subsidiary of not less than $2,500,000.

          "Mortgaged Property" means each parcel of real property and the improvements thereto owned by a Grantor and identified on Schedule 1.1 of the Credit Agreement.

          "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

          "Obligations": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

          "Patents": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, including, without limitation, any of the foregoing referred to in
Schedule 4.10(a), (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in
Schedule 4.10(a) and (iii) all rights to obtain any reissues or extensions of the foregoing.

          "Patent License": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 4.10(a).

          "Pledged Notes": all promissory notes listed on Schedule 4.7(c), all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

          "Pledged Stock": the shares of Capital Stock listed on Schedule 4.7(a), together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect (other than such other shares, stock certificates, options, interests or rights, the fair market value of which shall not exceed $50,000 in the aggregate); provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder.

          "Proceeds": all "proceeds," as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

          "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

          "Securities Act": the Securities Act of 1933, as amended.

          "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 4.10(a), and (ii) the right to obtain all renewals thereof.

          "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 4.10(a).

          1.2 Other Definitional Provisions. (a) The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                              SECTION 2. GUARANTEE

          2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

          (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

          (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Secured Party hereunder.

          (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

          (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

          2.2 Right of Contribution. The Subsidiary Guarantors desire to allocate among themselves in a fair and equitable manner their obligations under this Agreement. Accordingly, each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guar-antor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor's right of contribution shall be subject to the terms and conditions of Section
2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Secured Parties, and each Subsidiary Guarantor shall remain liable to the Secured Parties for the full amount guaranteed by such Subsidiary Guarantor hereunder.

          2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Secured Parties by the Borrower on account of the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent (duly indorsed by such Guarantor to the Administrative Agent, if required), to be credited and applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine pursuant to this Agreement.

          2.4 Amendments, etc. with Respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

          2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this
Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.

          2.8 Discharge of Guarantee Upon Sale of Guarantor. If all of the Capital Stock of any Guarantor or any of its successors in interest hereunder shall be sold or otherwise disposed of (including by merger or consolidation) in accordance with the terms and conditions of the Credit Agreement, the guarantee by such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action, effective as of the time of such Asset Sale (as defined in the Credit Agreement); provided, as a condition precedent to such discharge and release, the Administrative Agent shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery to Administrative Agent of the applicable Net Cash Proceeds (as defined in the Credit Agreement) of such disposition pursuant to Section 3.2 of the Credit Agreement.

                     SECTION 3. GRANT OF SECURITY INTEREST

          Each Grantor hereby pledges, assigns and grants to the Administrative Agent for the ratable benefit of the Secured Parties, a lien on and security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations:

          (a) all Accounts;

          (b) all Chattel Paper;

          (c) all Collateral Accounts and all Collateral Account Funds;

          (d) all Commercial Tort Claims;

          (e) all Contracts;

          (f) all Deposit Accounts;

          (g) all Documents (other than title documents with respect to vehicles);

          (h) all Equipment;

          (i) all Fixtures;

          (j) all General Intangibles;

          (k) all Goods;

          (l) all Instruments;

          (m) all Intellectual Property;

          (n) all Inventory;

          (o) all Investment Property;

          (p) all Letter-of-Credit Rights;

          (q) all other property not otherwise described above, whether tangible or intangible;

          (r) all books and records pertaining to the Collateral; and

          (s) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is
(i) prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or (ii) prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under (x) any contract, license, agreement, instrument or other document evidencing or giving rise to such property, or (y) in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement, except in each case to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law, except, in any case described by clauses (i) and (ii) above, the grant of a security interest shall only be prohibited to the extent and for so long as such Requirement of Law, contract, license, agreement, Pledged Stock, Pledged Note or other instrument or agreement applicable thereto validly prohibits the creation of a Lien on such property in favor of the Administrative Agent and, upon the termination of such prohibition (howsoever occurring), such property shall become Collateral under this Agreement;

provided, further, that from and after the Closing Date, no Grantor shall permit to become effective in any document creating, governing or providing for any permit, lease or license, a provision that would prohibit the creation of a Lien on such permit, lease or license in favor of the Administrative Agent unless such Grantor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type.

                   SECTION 4. REPRESENTATIONS AND WARRANTIES

          To induce the Secured Parties to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to each Secured Party that:

          4.1 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No effective financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except (i) such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties pursuant to this Agreement or as are permitted by the Credit Agreement,
(ii) financing statements for which proper termination statements have been delivered to the Administrative Agent for filing and (iii) financing statements filed in connection with Liens permitted by the Credit Agreement. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by a Grantor. For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a "Lien" on such Intellectual Property. Each Secured Party understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Administrative Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

          4.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings of the financing statements naming such grantor as "debtor" and the Administrative Agent as "secured party" and describing the Collateral in the filing offices set forth on
Schedule 4.2 (which, in the case of all filings and other documents referred to on said Schedule, have been duly completed and delivered to the Administrative Agent) and such other actions as specified on Schedule 4.2, (to the extent, in the case of unregistered Intellectull Property constituting Collateral, that a security interest may be perfected in such unregistered Intellectual Property) will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other unrecorded Liens on the Collateral in existence on the date hereof except for Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law. Each Grantor represents and warrants that the Administrative Agent has a perfected first priority security interest in all uncertificated Investment Property, Pledged Stock or Pledged Note pledged by it hereunder that is in existence on the date hereof.

          4.3 Jurisdiction of Organization, Corporate Names.(a) (a) Set forth on
Schedule 4.3(a) are (i) the exact legal names of each Grantor, as such names appear in their respective certificates of incorporation or any other organizational documents and (ii) the organizational identification numbers, if any, of each Grantor that is a Registered Organization, the Federal Taxpayer Identification Numbers of such Grantor and the state of formation of each Grantor. Each Grantor is (i) the type of entity disclosed next to its name on Schedule 4.3(a) and (ii) a Registered Organization except to the extent disclosed on Schedule 4.3(a).

          (b) Set forth on Schedule 4.3(b) are (i) the corporate or organizational names that each Grantor has had in the past five years and (ii) a list of all other names (including trade names or fictitious business names) used by such Grantor, now or at any time during the past five years. Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organizational document and a long-form good standing certificate as of a date which is recent to the date hereof.

          4.4 Current Locations; Inventory and Equipment. Set forth on Schedule 4.4(a) are (i) the chief executive offices of each Grantor and (ii) all locations where each Grantor maintains any books or records relating to any Collateral.

          (b) Set forth on Schedule 4.4(b) are (i) all of the jurisdictions where each Grantor maintains any of the Collateral consisting of Inventory or Equipment not identified above and (ii) the names and addresses of all persons or entities other than any Grantor, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of Instruments, Chattel Paper, Inventory or Equipment.

          4.5 Condition and Maintenance of Equipment. The Equipment of such Grantor is in good repair, working order and condition, reasonable wear and tear excepted in accordance with such Grantor's past practices. Each Grantor shall cause the Equipment to be maintained and preserved in good repair, working order and condition, reasonable wear and tear excepted, in accordance with such Grantor's past practices, and shall as quickly as commercially practicable make or cause to be made all repairs, replacements and other improvements which are necessary or appropriate in the conduct of such Grantor's business.

          4.6 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

          4.7 Investment Property. (a) Set forth on Schedule 4.7(a) is a true and correct list of all of the issued and outstanding Pledged Stock of each Grantor. The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

          (b) All the shares of the Pledged Stock have been duly authorized and validly issued and are fully paid and nonassessable.

          (c) Set forth on Schedule 4.7(c) is a true and correct list of all Pledged Notes of each Grantor. Each of the Pledge Notes constitute the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and Liens permitted by
Section 7.3 of the Credit Agreement.

          4.8 Receivables. (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument in the form of a note or Chattel Paper which has not been delivered to the Administrative Agent.

          (b) The amounts represented by such Grantor to the Secured Parties from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate.

          4.9 Contracts. (a) No consent of any party (other than such Grantor) to any Contract is required in connection with the execution, delivery and performance of this Agreement, except as has been obtained in all material respects.

          (b) Each Material Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (c) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Material Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Material Contract to any material adverse limitation, either specific or general in nature.

          (d) Neither such Grantor nor (to such Grantor's knowledge) any of the other parties to the Material Contracts is in default in the performance or observance of any of the terms thereof.

          (e) Such Grantor has delivered to the Administrative Agent a complete and correct copy of each Material Contract, including all amendments, supplements and other modifications thereto.

          (f) No amount payable to such Grantor under or in connection with any Material Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

          4.10 Intellectual Property. (a) Schedule 4.10(a) lists all registered Copyrights, registered and material unregistered Trademarks, issued Patents and applications for the foregoing and all material written Copyright Licenses, Patent Licenses and Trademark Licenses.

          (b) Except as set forth on Schedule 4.10(b), to the knowledge of such Grantor on the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and, to the knowledge of such Grantor, does not infringe the intellectual property rights of any other Person.

          (c) Except as set forth on Schedule 4.10(c), to the knowledge of such Grantor, no holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

          (d) Except as set forth on Schedule 4.10(d), no action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof
(i) seeking to limit, cancel or question the validity of any Intellectual Property of such Grantor or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

          4.11 Deposit Accounts, Securities Accounts. Schedule 4.11 sets forth each Deposit Account or Securities Account in which any Grantor has any interest on the date hereof.

          4.12 Collateral. All information set forth herein, including the schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party in connection with this Agreement, in each case, relating to the Collateral, is accurate and complete in all material respects.

                              SECTION 5. COVENANTS

          Each Grantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the Obligations (other than contingent obligations not due and payable) shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

          5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper, in each case, with a stated value, face value or fair market value equal to or exceeding $10,000, shall be promptly delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

          5.2 Maintenance of Insurance. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Administrative Agent and
(ii) to the extent requested by the Administrative Agent, insuring such Grantor against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Administrative Agent.

          (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective unless the insurer gives at least 30 days notice to the Administrative Agent, (ii) name the Administrative Agent as insured party or loss payee, as applicable, and (iii) be reasonably satisfactory in all other respects to the Administrative Agent.

          (c) The Borrower shall deliver to the Administrative Agent a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Borrower's audited annual financial statements and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

          5.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that none of the foregoing need be paid if the amount or validity thereof could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

          5.4 Maintenance of Perfected Security Interest; Further Documentation.
(a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in
Section 4.2 to the extent that such security interest may be perfected under applicable law, and upon the written request of the Administrative Agent, shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

          (b) Such Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request in writing, all in reasonable detail.

          (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and
(ii) in the case of Investment Property, Deposit Accounts, Securities Accounts, Letter-of-Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

          (d) Such Grantor will not establish any additional Deposit Accounts or Securities Accounts having a balance greater than $10,000 individually or $25,000 in the aggregate without executing and delivering, concurrently with the establishment of such account, a control agreement substantially in the form attached hereto as Annex I-A or I-B, as applicable, or as reasonably satisfactory to the Administrative Agent and the related depositary bank or securities intermediary, as the case may be, in order to perfect the security interest of the Administrative Agent in such account under the Uniform Commercial Code.

          5.5 Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein:

          (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 4.3; or

          (ii) change its name.

          5.6 Notices. Such Grantor will advise the Administrative Agent promptly, in reasonable detail (which notice shall specify that it is being delivered pursuant to this Section), of:

          (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

          (b) the occurrence of any other event, upon its becoming aware thereof, which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

          5.7 Investment Property.

          (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer, except to the extent permitted by this Agreement or the Credit Agreement, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement and the Liens permitted by the Credit Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

          (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.9 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or
6.9 with respect to the Investment Property issued by it.

          5.8 Uncertificated Investment Property. Each Grantor hereby agrees that if any issuer of Pledged Notes or Pledged Stock is organized in a jurisdiction which does not permit the use of certificates to evidence equity ownership, or if any of the Pledged Notes or Pledged Stock are at any time not evidenced by certificates of ownership, then each applicable Grantor shall, to the extent permitted by applicable law, record such pledge on the register or the books of the issuer, cause the issuer to execute and deliver to the Administrative Agent an acknowledgment of the pledge of such Pledged Notes or Pledged Stock substantially in the form of Annex II hereto, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Administrative Agent the right to transfer such Pledged Notes or Pledged Stock under the terms hereof and, if required by the Administrative Agent, provide to the Administrative Agent an opinion of counsel, in form and substance satisfactory to the Administrative Agent, confirming such pledge and perfection thereof.

          5.9 Receivables. (a) Other than in the ordinary course of business substantially consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could reasonably be expected to adversely affect the value thereof.

          (b) Maintenance of Records. Each Grantor shall keep and maintain at its own cost and expense complete records of each Receivable, in a manner consistent with prudent business practice, including, without limitation, records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto.

          (c) Legend. Each Grantor shall legend, at the request of the Administrative Agent made at any time after the occurrence of any Event of Default which is continuing and in form and manner reasonably satisfactory to the Administrative Agent, the Receivables and the other books, records and documents of such Grantor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Administrative Agent for the benefit of the Secured Parties and that the Administrative Agent has a security interest therein.

          (d) Modification of Terms, etc. No Grantor shall rescind or cancel any indebtedness evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business substantially consistent with prudent business practice, or extend or renew any such indebtedness except in the ordinary course of business consistent with prudent business practice or compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Receivable or interest therein except in the ordinary course of business substantially consistent with prudent business practice without the prior written consent of the Administrative Agent.

          (e) Collection. Each Grantor shall cause to be collected from the account debtor of each of the Receivables, as and when due in the ordinary course of business consistent with prudent business practice (including, without limitation, Receivables that are delinquent, such Receivables to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Receivable, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable, except that any Grantor may, with respect to an Receivable, allow in the ordinary course of business (i) a refund or credit due in the ordinary course of business and (ii) such extensions of time to pay amounts due in respect of Receivables and such other modifications of payment terms or settlements in respect of Receivables as shall be commercially reasonable in the circumstances, all in accordance with such Grantor's ordinary course of business substantially consistent with its collection practices as in effect from time to time. The costs and expenses (including, without limitation, attorneys' fees) of collection, in any case, whether incurred by any Grantor, the Administrative Agent or any Secured Party, shall be paid by the Grantors.

          (f) Evidence of Doubtful Receivables. Such Grantor will deliver to the Administrative Agent a copy of each material written demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

          5.10 Contracts. (a) Such Grantor will perform and comply in all material respects with all its obligations under the Material Contracts.

          (b) Such Grantor will deliver to the Administrative Agent a copy of each material written demand, notice or document received by it relating in any way to any Material Contract that questions the validity or enforceability of such Material Contract.

          5.11 Intellectual Property. Except with regard to the following subsections (a) through (h) to the extent any Grantor reasonably determines that any Intellectual Property is no longer used or useful in or material to its business, (a) such Grantor (either itself or through licensees) will (i) continue to use commercially each material Trademark in order to maintain such registered Trademarks in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such registered Trademarks with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, and (iv) not (and not permit any licensee or sublicensee thereof to) perform any act or knowingly omit to perform any act whereby such Trademark may become invalidated or impaired in any way.

          (b) Such Grantor (either itself or through licensees) will not perform any act, or omit to perform any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

          (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) perform any act or knowingly omit to perform any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) perform any act whereby any material portion of the Copyrights may fall into the public domain.

          (d) Such Grantor will not perform any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

          (e) Such Grantor will notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any final or non-appealable adverse determination or development (including, without limitation, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

          (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within 30 calendar days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

          (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

          (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall upon its becoming aware thereof, (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent and at the request of the Administrative Agent, sue for infringement, misappropriation or dilution, to seek appropriate relief and to recover any and all damages for such infringement, misappropriation or dilution.

          5.12 Commercial Tort Claims. Such Grantor shall advise the Administrative Agent and the Lenders promptly of any Commercial Tort Claim held by such Grantor individually or in the aggregate in excess of $500,000 and shall promptly execute a supplement to this Agreement in form and substance reasonably satisfactory to the Administrative Agent to grant a security interest in such Commercial Tort Claim to the Administrative Agent for the benefit of the Secured Parties.

          5.13 Deposit Accounts, Securities Accounts. Within 30 days of the Closing Date, unless otherwise extended or waived by the Administrative Agent, each Grantor shall deliver to the Administrative Agent a control agreement, executed by all parties thereto, for each Deposit Account or Securities Account listed on Schedule 4.11 in which any Grantor has an interest on the date hereof. Notwithstanding the foregoing, no Deposit Account or Securities Account of any Grantor will exist on the Closing Date for which such Grantor has not delivered to the Administrative Agent a control agreement executed by all parties thereto, provided that the Grantors shall not be required to enter into control agreements with respect to any Deposit Account or Securities Account having a balance of less than $10,000 individually or $25,000 in the aggregate; provided further that the Administrative Agent shall not (i) have "control" (as defined in Section 9-104 of the UCC) of any Deposit Account or Securities Account nor
(ii) be authorized to give any instructions directing the disposition of funds from any Deposit Account or Securities Account, as applicable, or withhold any withdrawal rights from such Grantor with respect to funds from time to time credited to any Deposit Account or Securities Account, as applicable, unless an Event of Default (as defined in the Credit Agreement) has occurred and is continuing, or after giving effect to any withdrawal, any Event of Default would occur.

                         SECTION 6. REMEDIAL PROVISIONS

          6.1 Certain Matters Relating to Receivables. (a) After an Event of Default has occurred and is continuing, the Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications.

          (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables. The Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Secured Parties only as provided in Section 6.7 hereof, and (ii) until so turned over, shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

          (c) At the Administrative Agent's request, upon the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

          6.2 Communications with Obligors; Grantors Remain Liable. (a) The Administrative Agent in its own name or in the name of the Secured Parties may at any time after the occurrence and during the continuance of an Event of Default and after prior written notice to the Grantors communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables or Contracts.

          (b) After the occurrence and during the continuance of an Event of Default, the Administrative Agent in its own name or in the name of the Secured Parties may, and upon the request of the Administrative Agent each Grantor shall, notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

          (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given written notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b) hereof, each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in this Agreement or the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document. The Administrative Agent shall promptly execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies, dividend payments orders and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to this clause (a) and to receive dividends, principal or interest payments which is authorized to receive and retain pursuant to this clause (a).

          (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give written notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) upon delivery of any notice to such effect pursuant to Section 6.3(a) hereof, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent while an Event of Default has occurred and is continuing.

          6.4 Intellectual Property; Grant of License. For the purpose of enabling the Administrative Agent, effective upon the occurrence and during the continuance of an Event of Default, to exercise rights and remedies under this
Section 6 at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Administrative Agent upon the occurrence and during the continuance of an Event of Default, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Grantor, wherever the same may be located, including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

          6.5 Intellectual Property Litigation. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property and/or bring suit in the name of any Grantor, the Administrative Agent or the Secured Parties to enforce the Intellectual Property and any license thereunder. In the event of such suit, each Grantor shall, at the reasonable request of the Administrative Agent, do any and all lawful acts and execute any and all documents requested by the Administrative Agent in aid of such enforcement and the Grantors shall promptly reimburse and indemnify the Administrative Agent, as the case may be, for all costs and expenses incurred by the Administrative Agent in the exercise of its rights under this Section 6.5 in accordance with Section 8.4 hereof. In the event that the Administrative Agent shall elect not to bring suit to enforce the Intellectual Property, each Grantor agrees, at the reasonable request of the Administrative Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property by others and for that purpose agrees to diligently maintain any suit, proceeding or other action against any Person so infringing necessary to prevent such infringement.

          6.6 Proceeds to Be Turned Over to Administrative Agent. In addition to the rights of the Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). Upon the occurrence and during the continuance of an Event of Default, all Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control and while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.7.

          6.7 Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2 and any proceeds, awards or rents of any Mortgaged Property or other Collateral, in payment of the Obligations in the following order:

          First, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents;

          Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the parties to which such Obligations are then due and owing based on the respective amounts thereof;

          Third (this clause being applicable only if an Event of Default shall have occurred and be continuing), to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata among the parties holding such Obligations based on the respective amounts thereof; and

          Fourth, any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Borrower or as otherwise may be required by applicable law.

          6.8 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to perform any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's written request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.8, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Parties here-under, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Secured Parties arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          6.9 Registration Rights. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.8 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and perform or cause to be performed all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. In connection with the foregoing clauses (i) through (iv) inclusive, each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock pursuant to
Section 6.8 hereof, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock pursuant to Section 6.8 hereof for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Se-curities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

          (c) Each Grantor agrees to use its reasonable best efforts to perform or cause to be performed all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this
Section 6.9 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.9 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.9 shall be specifically enforceable against such Grantor, and such Grantor hereby waives (to the extent permitted by law) and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement.

          6.10 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency.

                      SECTION 7. THE ADMINISTRATIVE AGENT

          7.1 Administrative Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably appoints the Administrative Agent and any authorized officer or agent thereof, with full power of substitution, as its lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without assent by such Grantor, to perform any or all of the following acts:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Intellectual Property (and the associated goodwill) and general intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (iv) execute, in connection with any sale provided for in Section 6.8 or 6.9, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and Administrative Agent's security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

          Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

          (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          (c) The reasonable expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at the rate applicable hereto under Section 3.11 of the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent in accordance with Section 10.5 of the Credit Agreement.

          (d) Each Grantor hereby ratifies all acts that said attorneys shall lawfully perform or cause to be performed by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          7.2 Duty of Administrative Agent. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. No Secured Party nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Secured Parties hereunder are solely to protect the Secured Parties' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          7.3 Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor authorizes the Administrative Agent to use the collateral description "all personal property" in any such financing statement. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.

          7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Admin-istrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          7.5 Access to Collateral, Books and Records; Other Information. Upon reasonable request to each Grantor, the Administrative Agent, its agents, accountants and attorneys shall have full and free access to visit and inspect, as applicable, during normal business hours and such other reasonable times as may be requested by the Administrative Agent all of the Collateral including, without limitation, all of the books, correspondence and records of such Grantor relating thereto. The Administrative Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and such Grantor agrees to render to the Administrative Agent, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested by the Administrative Agent with regard thereto. Such Grantor shall, at any and all times, within a reasonable time after written request by the Administrative Agent, furnish or cause to be furnished to the Administrative Agent, in such manner and in such detail as may be reasonably requested by the Administrative Agent, additional information with respect to the Collateral.

                            SECTION 8. MISCELLANEOUS

          8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

          8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 8.2 or such other address specified in writing to the Administrative Agent in accordance with such Section.

          8.3 No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Secured Party for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Secured Party.

          (b) Each Guarantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

          (c) Each Guarantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.

          (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

          8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

          8.6 Set-Off. Each Grantor hereby irrevocably authorizes each Secured Party at any time and from time to time, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as such Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to such Secured Party hereunder and claims of every nature and description of such Secured Party against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as such Secured Party may elect, whether or not any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Secured

Party shall notify such Grantor promptly of any such set-off and the application made by such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Secured Party may have.

          8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy in which case, when so delivered shall be deemed an original), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

          8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. EXCEPT TO THE EXTENT THAT THE UNIFORM COMMERCIAL CODE PROVIDES THAT PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF THE JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          8.13 Acknowledgements. Each Grantor hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

          (b) no Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

          8.14 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 6.9 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex III hereto.

          8.15 Releases. (a) At such time as the Loans and the other Obligations (other than Obligations in respect of Specified Hedge Agreements) shall have been paid in full and the Commitments have been terminated, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall promptly deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and promptly execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor (except where such sale, transfer or disposal is to another Grantor) in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

          8.16 WAIVER OF JURY TRIAL. EACH GRANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH SECURED PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                            [Signature pages follow]

          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                             MUZAK HOLDINGS LLC


                                             By: /s/ Michael F. Zendan II
                                                 -------------------------------
                                                 Name:  Michael F. Zendan II
                                                 Title: Vice President


                                             MUZAK LLC


                                             By: /s/ Michael F. Zendan II
                                                 -------------------------------
                                                 Name:  Michael F. Zendan II
                                                 Title: Vice President


                                             AUDIO ENVIRONMENTS, INC.


                                             By: /s/ Michael F. Zendan II
                                                 -------------------------------
                                                 Name:  Michael F. Zendan II
                                                 Title: Vice President


                                             BACKGROUND MUSIC BROADCASTERS, INC.


                                             By: /s/ Michael F. Zendan II
                                                 -------------------------------
                                                 Name:  Michael F. Zendan II
                                                 Title: Vice President


                                             BI ACQUISITION, LLC


                                             By: /s/ Michael F. Zendan II
                                                 -------------------------------
                                                 Name:  Michael F. Zendan II
                                                 Title: Vice President


                                             BUSINESS SOUND, INC.


                                             By: /s/ Michael F. Zendan II
                                                 -------------------------------
                                                 Name:  Michael F. Zendan II
                                                 Title: Vice President

                                             MLP ENVIRONMENTAL MUSIC, LLC


                                             By: /s/ Michael F. Zendan II
                                                 -------------------------------
                                                 Name:  Michael F. Zendan II
                                                 Title: Vice President


                                             MUSIC INCORPORATED


                                             By: /s/ Michael F. Zendan II
                                                 -------------------------------
                                                 Name:  Michael F. Zendan II
                                                 Title: Vice President


                                             MUZAK CAPITAL CORPORATION


                                             By: /s/ Michael F. Zendan II
                                                 -------------------------------
                                                 Name:  Michael F. Zendan II
                                                 Title: Vice President


                                             MUZAK HOUSTON, INC.


                                             By: /s/ Michael F. Zendan II
                                                 -------------------------------
                                                 Name:  Michael F. Zendan II
                                                 Title: Vice President


                                             TELEPHONE AUDIO PRODUCTIONS, INC.


                                             By: /s/ Michael F. Zendan II
                                                 -------------------------------
                                                 Name:  Michael F. Zendan II
                                                 Title: Vice President


                                             VORTEX SOUND COMMUNICATIONS
                                             COMPANY, INC.


                                             By: /s/ Michael F. Zendan II
                                                 -------------------------------
                                                 Name:  Michael F. Zendan II
                                                 Title: Vice President

               SCHEDULE 4.2 TO GUARANTEE AND COLLATERAL AGREEMENT

UCC Filing Jurisdictions:

              SCHEDULE 4.3(a) TO GUARANTEE AND COLLATERAL AGREEMENT

Jurisdictions of Organization:

              SCHEDULE 4.3(b) TO GUARANTEE AND COLLATERAL AGREEMENT

Other Names:

              SCHEDULE 4.4(a) TO GUARANTEE AND COLLATERAL AGREEMENT


Chief Executive Offices:

              SCHEDULE 4.4(b) TO GUARANTEE AND COLLATERAL AGREEMENT


(i)  Inventory and Equipment Jurisdictions:


(ii) Lessees, Consignees, Warehousemen or Purchasers of Chattel Paper:

              SCHEDULE 4.7(a) TO GUARANTEE AND COLLATERAL AGREEMENT


Pledged Stock:

                                  Common Stock

1. Two Hundred Ten Thousand (210,000) shares of the common stock of Business Sound, Inc., represented by Stock Certificate No. 38, standing in the name of Audio Communications Network, LLC.

2. Eleven Thousand Seven (11,007) shares of the common stock of Electro-Systems Corporation, represented by Stock Certificate No. 081, standing in the name of Audio Communications Network, LLC.

3. One Hundred (100) shares of the common stock of Muzak Capital Corporation, represented by Stock Certificate No. C-3, standing in the name of Muzak LLC.

4. Seven Thousand Five Hundred (7,500) shares of the common stock of Audio Environments, Inc., represented by Stock Certificate No. 17, standing in the name of Muzak LLC.

5. Ten Thousand (10,000) shares of the common stock of Background Music Broadcasters, Inc., represented by Stock Certificate No. 6, standing in the name of Muzak LLC.

6. One Million (1,000,000) shares of the common stock of Telephone Audio Productions, Inc., represented by Stock Certificate No. 5, standing in the name of Muzak LLC.

7. Two Thousand Eight Hundred Fifty (2,850) shares of the common stock of Vortex Sound Communications Company, Inc., represented by Stock Certificate No. 9, standing in the name of Muzak LLC.

8. Two Thousand Nine Hundred Twenty-Eight (2,928) shares of the common stock of Muzak Houston, Inc., represented by Stock Certificate No. 191, standing in the name of Muzak LLC.

9. One (1) share of the common stock of CISUM Incorporated (now Music Incorporated), represented by Stock Certificate No. 1, standing in the name of Vortex Sound Communications Company, Inc.

                                  LLC Interests

1. One Hundred (100) Common Units of Muzak LLC, represented by Certificate No. C-2, standing in the name of Muzak Holdings LLC.

2. One Thousand (1,000) Common Units of MLP Environmental Music, LLC, represented by Certificate No. C-1, standing in the name of Muzak LLC.

3. One Hundred (100) Common Units of BI Acquisition LLC, represented by Certificate No. 1, standing in the name of Muzak LLC.

              SCHEDULE 4.7(c) TO GUARANTEE AND COLLATERAL AGREEMENT

Pledged Notes:

1. Note between Alcas Holdings B.V., as maker and Muzak Limited Partnership, as holder, dated as of April 23, 1998 for (NLG) 1,600,000.

             SCHEDULE 4.10(a) TO GUARANTEE AND COLLATERAL AGREEMENT

1.   Trademarks

2.   Copyright Registrations

3.   Material Software:

             SCHEDULE 4.10(b) TO GUARANTEE AND COLLATERAL AGREEMENT

             SCHEDULE 4.10(c) TO GUARANTEE AND COLLATERAL AGREEMENT

             SCHEDULE 4.10(d) TO GUARANTEE AND COLLATERAL AGREEMENT

               SCHEDULE 4.11 TO GUARANTEE AND COLLATERAL AGREEMENT

Deposit Accounts:


Securities Accounts:

               SCHEDULE 8.2 TO GUARANTEE AND COLLATERAL AGREEMENT

Notice Information:

1.     Muzak Holdings LLC

             Muzak Holdings LLC
             3318 Lakemont Boulevard
             Fort Mill, South Carolina 29708
             Attention: General Counsel

             with a copy to:

             ABRY Partners, LLC
             111 Huntington Avenue 30/th/ Floor
             Boston, Massachusetts 02199
             Attention: Peni Garber

             with a copy to:

             Kirkland & Ellis
             Citigroup Center
             153 East 53/rd/ Street
             New York, NY 10022-4611
             Attention: Lisa Anastos, Esq.

2.     Muzak LLC

             Muzak LLC
             3318 Lakemont Boulevard
             Fort Mill, South Carolina 29708
             Attention: General Counsel

             with a copy to:

             ABRY Partners, LLC
             111 Huntington Avenue 30/th/ Floor
             Boston, Massachusetts 02199
             Attention: Peni Garber
             with a copy to:

             Kirkland & Ellis
             Citigroup Center
             153 East 53/rd/ Street
             New York, NY 10022-4611
             Attention: Lisa Anastos, Esq.

3.     Muzak Capital Corporation

             Muzak Capital Corporation
             3318 Lakemont Boulevard
             Fort Mill, South Carolina 29708
             Attention: General Counsel

             with a copy to:

             ABRY Partners, LLC
             111 Huntington Avenue 30/th/ Floor
             Boston, Massachusetts 02199
             Attention: Peni Garber

             with a copy to:

             Kirkland & Ellis
             Citigroup Center
             153 East 53/rd/ Street
             New York, NY 10022-4611
             Attention: Lisa Anastos, Esq.

4.     MLP Environmental Music, LLC

             MLP Environmental Music, LLC
             3318 Lakemont Boulevard
             Fort Mill, South Carolina 29708
             Attention: General Counsel

             with a copy to:

             ABRY Partners, LLC
             111 Huntington Avenue 30/th/ Floor
             Boston, Massachusetts 02199
             Attention: Peni Garber
             with a copy to:

             Kirkland & Ellis
             Citigroup Center
             153 East 53/rd/ Street
             New York, NY 10022-4611
             Attention: Lisa Anastos, Esq.

5.     Business Sound, Inc.

             Business Sound, Inc.
             3318 Lakemont Boulevard
             Fort Mill, South Carolina 29708
             Attention: General Counsel

             with a copy to:

             ABRY Partners, LLC
             111 Huntington Avenue 30/th/ Floor
             Boston, Massachusetts 02199
             Attention: Peni Garber

             with a copy to:

             Kirkland & Ellis
             Citigroup Center
             153 East 53/rd/ Street
             New York, NY 10022-4611
             Attention: Lisa Anastos, Esq.

6.     BI Acquisition, LLC

             BI Acquisition, LLC
             3318 Lakemont Boulevard
             Fort Mill, South Carolina 29708
             Attention: General Counsel

             with a copy to:

             ABRY Partners, LLC
             111 Huntington Avenue 30/th/ Floor
             Boston, Massachusetts 02199
             Attention: Peni Garber
             with a copy to:

             Kirkland & Ellis
             Citigroup Center
             153 East 53/rd/ Street
             New York, NY 10022-4611
             Attention: Lisa Anastos, Esq.

7.     Audio Environments, Inc.

             Audio Environments, Inc.
             3318 Lakemont Boulevard
             Fort Mill, South Carolina 29708
             Attention: General Counsel

             with a copy to:

             ABRY Partners, LLC
             111 Huntington Avenue 30/th/ Floor
             Boston, Massachusetts 02199
             Attention: Peni Garber

             with a copy to:

             Kirkland & Ellis
             Citigroup Center
             153 East 53/rd/ Street
             New York, NY 10022-4611
             Attention: Lisa Anastos, Esq.

8.     Background Music Broadcasters, Inc.

             Background Music Broadcasters, Inc.
             3318 Lakemont Boulevard
             Fort Mill, South Carolina 29708
             Attention: General Counsel

             with a copy to:

             ABRY Partners, LLC
             111 Huntington Avenue 30/th/ Floor
             Boston, Massachusetts 02199
             Attention: Peni Garber
             with a copy to:

             Kirkland & Ellis
             Citigroup Center
             153 East 53/rd/ Street
             New York, NY 10022-4611
             Attention: Lisa Anastos, Esq.

9.     Telephone Audio Productions, Inc.

             Telephone Audio Productions, Inc.
             3318 Lakemont Boulevard
             Fort Mill, South Carolina 29708
             Attention: General Counsel

             with a copy to:

             ABRY Partners, LLC
             111 Huntington Avenue 30/th/ Floor
             Boston, Massachusetts 02199
             Attention: Peni Garber

             with a copy to:

             Kirkland & Ellis
             Citigroup Center
             153 East 53/rd/ Street
             New York, NY 10022-4611
             Attention: Lisa Anastos, Esq.

10.    Vortex Sound Communications Company, Inc.

             Vortex Sound Communications Company, Inc.
             3318 Lakemont Boulevard
             Fort Mill, South Carolina 29708
             Attention: General Counsel

             with a copy to:

             ABRY Partners, LLC
             111 Huntington Avenue 30/th/ Floor
             Boston, Massachusetts 02199
             Attention: Peni Garber
             with a copy to:

             Kirkland & Ellis
             Citigroup Center
             153 East 53/rd/ Street
             New York, NY 10022-4611
             Attention: Lisa Anastos, Esq.

11.    Muzak Houston, Inc.

             Muzak Houston, Inc.
             3318 Lakemont Boulevard
             Fort Mill, South Carolina 29708
             Attention: General Counsel

             with a copy to:

             ABRY Partners, LLC
             111 Huntington Avenue 30/th/ Floor
             Boston, Massachusetts 02199
             Attention: Peni Garber
             with a copy to:

             Kirkland & Ellis
             Citigroup Center
             153 East 53/rd/ Street
             New York, NY 10022-4611
             Attention: Lisa Anastos, Esq.

12.    Music Incorporated

             Music Incorporated
             3318 Lakemont Boulevard
             Fort Mill, South Carolina 29708
             Attention: General Counsel

             with a copy to:

             ABRY Partners, LLC
             111 Huntington Avenue 30/th/ Floor
             Boston, Massachusetts 02199
             Attention: Peni Garber

             with a copy to:

             Kirkland & Ellis
             Citigroup Center
             153 East 53/rd/ Street
             New York, NY 10022-4611
             Attention: Lisa Anastos, Esq.

                                                                       ANNEX I-A

                                    [FORM OF]
                      SECURITIES ACCOUNT CONTROL AGREEMENT

                         [provided under separate cover]

                                                                       ANNEX I-A

                                    [FORM OF]
                CONTROL AGREEMENT CONCERNING SECURITIES ACCOUNTS

          This Control Agreement Concerning Securities Accounts (this "Control
Agreement"), dated as of [        ] by and among [        ] (the "Grantor"),
BEAR STEARNS CORPORATE LENDING INC., as the administrative agent (in such
capacity, the "Administrative Agent") and [        ] (the "Securities
Intermediary"), is delivered pursuant to Section 5.13 of that certain guarantee and collateral agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement"), dated as of May 20, 2003 made by the Borrower and the other Grantors, in favor of the Administrative Agent for the benefit of the Secured Parties. This Control Agreement is for the purpose of perfecting the security interests of the Secured Parties granted by the Grantor in the Designated Securities Accounts described below. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Guarantee and Collateral Agreement.

          Section 1. Confirmation of Establishment and Maintenance of Designated Accounts. The Securities Intermediary hereby confirms that (i) the Securities Intermediary has established for the Grantor and maintains the securities account(s) listed in Schedule 1 attached hereto (such account(s), together with each such other securities account maintained by the Grantor with the Securities Intermediary collectively, the "Designated Accounts" and each a "Designated Account"), (ii) each of the Designated Accounts is a "securities account" as such term is defined in Section 8-501(a) of the UCC, (iii) the Securities Intermediary shall, subject to the terms of this Control Agreement and the Guarantee and Collateral Agreement, treat the Grantor as entitled to exercise the rights that comprise any financial asset which is Investment Property and which is credited to a Designated Account and (iv) all securities or other property underlying any financial assets which constitute Investment Property and which are credited to any Designated Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to any Designated Account be registered in the name of the Grantor, payable to the order of the Grantor or specially endorsed to the Grantor, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank. For avoidance of doubt, it is noted that the term "Designated Accounts" as used in any security agreement or guarantee and collateral agreement means both the Designated Accounts hereunder and the "Designated Accounts" in the comparable agreement entered into with respect to any other Grantor.

          Section 2. "Financial Assets" Election. The Securities Intermediary hereby agrees that each item of Investment Property (whether investment property, financial asset, security, instrument or cash) credited to any Designated Account shall be treated as a "financial asset" within the meaning of
Section 8-102(a)(9) of the UCC.

          Section 3. Entitlement Order. If at any time the Securities Intermediary shall receive an "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) issued by the Administrative Agent and relating to Investment Collateral or other Investment Property maintained in one or more of the Designated Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by the Grantor or any other Person.

          Section 4. Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Designated Account or any Investment Property, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Secured Parties. The financial assets and other items deposited to any Designated Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Secured Parties (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees and amounts advanced to settle authorized transactions, and (ii) the face amount of any checks or other items which have been credited to any Designated Account but are subsequently returned unpaid because of uncollected or insufficient funds).

          Section 5. Choice of Law. Both this Control Agreement and the Designated Accounts shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the Securities Intermediary's location and the Designated Accounts (as well as the security entitlements related thereto) shall be governed by the laws of the State of New York without regard to conflicts of law principles thereof.

          Section 6. Conflict with Other Agreements; Amendments. As of the date hereof, there are no other agreements entered into between the Securities Intermediary and the Grantor with respect to any Designated Account or any security entitlements or other financial assets credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts). The Securities Intermediary and the Grantor will not enter into any other agreement with respect to any Designated Account unless the Administrative Agent shall have received prior written notice thereof. The Securities Intermediary and the Grantor will not enter into any other agreement with respect to creation or perfection of any security interest in, or control of security entitlements maintained in any of the Designated Accounts without the prior written consent of the Administrative Agent acting in its sole discretion. In the event of any conflict with respect to "control" over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control Agreement or waiver of any rights hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

          Section 7.    Certain Agreements.

          (i) The Securities Intermediary acknowledges receipt of a copy of the Guarantee and Collateral Agreement.

          (ii) The Securities Intermediary has furnished to the Administrative Agent and the Grantor the most recent account statement issued by the Securities Intermediary with respect to each of the Designated Accounts and the financial assets and cash balances held therein. The account statement for each Designated Account identifies the Investment Collateral held therein in the manner set forth on Exhibit A attached hereto. The Securities Intermediary represents and warrants to the Administrative Agent that each such statement accurately reflects the assets held in such Designated Account as of the date thereof.

          (iii) The Securities Intermediary will, upon its receipt of each supplement to the Guarantee and Collateral Agreement signed by the Grantor and identifying one or more security entitlements or other financial assets as "Investment Collateral," enter into its records, including computer records, with respect to each Designated Account a notation with respect to Investment collateral so that such records and reports generated with respect thereto identify the Investment Collateral as "Pledged."

          (iv) The Administrative Agent has delivered to the Securities Intermediary a list, signed by an authorized representative (the "Authorized Representative"), of the officers of the Administrative Agent authorized to give approvals or instructions under this Control Agreement (including notices and other instructions under Section 9 hereof) and the Securities Intermediary shall be entitled to rely on communications from such authorized officers until the earlier of the termination of this Control Agreement in accordance with the terms hereof, with notification by the Authorized Representative of a change and the assignment of the rights of the Secured Parties in accordance with Section 11 hereof.

          Section 8. Notice of Adverse Claims. Except for the claims and interest of the Administrative Agent and of the Grantor in the Investment Collateral and other Investment Property, the Securities Intermediary on the date hereof does not know of any claim to, or security interest in, any Designated Account or in any "financial asset" (as defined in Section 8-102(a) of the UCC) credited thereto and does not know of any claim that any Person other than the Administrative Agent has been given "control" of any Designated Account or any such financial asset. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process and any claim of "control") against any of the Investment Collateral or in any financial asset carried in any Designated Account constituting Investment Property, the Securities Intermediary will promptly notify the Administrative Agent and the Grantor thereof.

          Section 9. Maintenance of Designated Accounts. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Designated Accounts as follows:

          (i) Notice of Sole Control. If an Event of Default has occurred and is continuing, the Administrative Agent shall be entitled to deliver to the Securities Intermediary a notice of sole control in substantially the form set forth in Exhibit A attached hereto (the "Notice of Sole Control") with respect to any Designated Account. The Securities Intermediary agrees that, after receipt of such notice and prior to the receipt of a Revocation Notice of Sole Control, it will take all instructions with respect to such Designated Account solely from the Administrative Agent. Permitting settlement of trades pending at the time of receipt of such notice shall not constitute a violation of the immediately preceding sentence. Without limiting the generality of the first sentence of this paragraph, upon receipt of a Notice of Sole Control and prior to the receipt of a Revocation Notice of Sole Control, the Securities Intermediary shall (x) no longer permit any trading with respect to the applicable Investment Collateral to be initiated by the Grantor or any representative of, or investment manager appointed by, the Grantor and the Securities Intermediary shall follow all instructions given by an authorized officer of the Administrative Agent, including without limitation instructions for distribution or transfer of any Investment Collateral or other Investment Property in any Designated Account to be made to the Administrative Agent and (y) follow all instructions given by an authorized officer of the Administrative Agent, including, without limitation, instructions for distribution or transfer of any funds in any Designated Account to be made to the Administrative Agent. If, at any time after such Notice of Sole Control has been delivered to the Securities Intermediary, such Event of Default is no longer occurring, the Administrative Agent shall immediately deliver a revocation notice of sole control stating that such Notice of Sole Control is no longer in effect (a "Revocation Notice of Sole Control"). Upon receipt of a Revocation Notice of Sole Control, the Securities Intermediary will take all instructions with respect to such Designated Account solely from the Grantor or its authorized representatives unless it shall receive a subsequent Notice of Sole Control.

          (ii) Voting Rights. Until such time as the Securities Intermediary receives a Notice of Sole Control pursuant to clause (i) of this Section and prior to such time as the Securities Intermediary receives a Revocation Notice of Sole Control, the Grantor, or an investment manager on behalf of the Grantor, shall direct the Securities Intermediary with respect to the voting of any Investment Collateral or other financial assets constituting Investment Property credited to any Designated Account.

          (iii) Permitted Dispositions. Until such time as the Securities Intermediary receives either a Notice of Sole Control signed by the Administrative Agent with respect to some or all of the Investment Collateral and other Investment Property or a notice signed by the Administrative Agent that a proposed sale, exchange or transfer of certain Investment Collateral by or on behalf of the Grantor will violate the Guarantee and Collateral Agreement, and after the Securities Intermediary receives a Revocation Notice of Sole Control related to such Notice of Sole Control signed by the Administrative Agent, a Grantor, or any representative of, or investment manager appointed by, a Grantor, shall direct the Securities Intermediary with respect to the sale, exchange or transfer of such Investment Collateral held in a Designated Account.

          (iv) Statements and Confirmations. The Securities Intermediary will send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account or any financial assets constituting Investment Property credited thereto simultaneously to the Grantor and the Administrative Agent at the address set forth in Section 12 hereof. The Securities Intermediary will provide to the Administrative Agent and to the Grantor, upon the Administrative Agent's request therefor from time to time (which may be as frequent as daily and is expected to be at least as frequent as weekly) and, in any event as of the last business day of each calendar month, a statement of the market value of each item of the Investment Collateral in each Designated Account.

          (v) Bailee for Perfection. The Securities Intermediary acknowledges that, in the event that it should come into possession of any certificate representing any security or other assets held as Investment Collateral in any of the Designated Accounts, the Securities Intermediary shall retain possession of the same for the benefit of the Secured Parties (and such act shall cause the Securities Intermediary to be deemed a bailee for the Secured Parties, if necessary) to perfect the Secured Party's security interest in such securities or assets. The Securities Intermediary hereby acknowledges its receipt of a copy of the Guarantee and Collateral Agreement as notice to the Securities Intermediary regarding notice of a security interest in collateral held by a bailee.

          (vi) Certain Matters Relating to Interest, Dividends, etc. Until receipt of a Notice of Sole Control with respect to some or all of the Investment Collateral and after the receipt of the Revocation Notice of Sole Control, the Securities Intermediary shall have no responsibility to furnish reports to the Administrative Agent with respect to, or to segregate or otherwise account to the Administrative Agent for, dividends, interest or other amounts received in Designated Accounts with respect to Investment Collateral.

          Section 10. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary hereby makes the following representations, warranties and covenants:

          (i)    The Designated Accounts have been established as set forth in
     Section 1 hereof and each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement. The Securities Intermediary shall not change the name or account number of any Designated Account without the prior written consent of the Administrative Agent.

          (ii) No financial asset constituting Investment Collateral is or will be registered in the name of the Grantor, payable to its order or specially indorsed to it, except to the extent such financial asset has been indorsed to the Securities Intermediary or in blank.

          (iii) This Control Agreement is the valid and legally binding obligation of the Securities Intermediary.

          (iv) The Securities Intermediary has not entered into any agreement with any other Person pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) with respect to financial assets credited to any Designated Account. Until the termination of this Control Agreement the Securities Intermediary will not, without the written approval of the Grantor and the Administrative Agent, enter into any agreement with any Person pursuant to which it agrees to comply with entitlement orders with respect to Investment Collateral. Until the termination of this Control Agreement, the Securities Intermediary will not, without the written approval of the Grantor and the Administrative Agent (which shall not be unreasonably withheld), enter into any agreement with any Person relating to any Designated Account or any financial assets credited thereto pursuant to which it agrees to comply with entitlement orders of such Person.

          (v) The Securities Intermediary is a "securities intermediary" as defined in Article 8-102(a)(14) of the UCC.

          The Securities Intermediary has not entered into any other agreement with the Grantor or Administrative Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders with respect to financial assets credited to any Designated Account as set forth in
Section 3 hereof.

          Section 11. Successors; Assignment. The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.

          Section 12. Notices. Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

          Grantor:      Muzak LLC
                        3318 Lakemont Boulevard
                        Fort Mill, South Carolina 29708
                        Attention: Chief Financial Officer
                        Telecopy: (803) 396-3357
                        Telephone: (803) 396-3000
                        with copy to:

                        Kirkland & Ellis
                        Citigroup Center
                        153 East 53rd Street
                        New York, New York 10022-4611
                        Attention: Lisa Anastos, Esq.
                        Telecopy: (212) 446-4900
                        Telephone: (212) 446-4761

          Securities
          Intermediary: [                     ]
                        _____________________
                        _____________________
                        Attention: __________
                        Telecopy: ___________
                        Telephone: __________

          Administrative
          Agent:        Bear Stearns Corporate Lending Inc.
                        383 Madison Avenue, 8th Floor
                        New York, New York 10179
                        Attention: Kevin Cullen
                        Telecopy: (212) 272-9743
                        Telephone: (212) 272-5724

                        with a copy to:

                        Cahill Gordon & Reindel LLP
                        80 Pine Street
                        New York, New York 10005
                        Attention: John Papachristos, Esq.
                        Telecopy: (212) 269-5420
                        Telephone: (212) 701-3000

          Any party may change its address for notices in the manner set forth above.

          Section 13. Termination. The rights and powers granted herein to the Administrative Agent have been granted in order to perfect the security interests of the Secured Parties in the Investment Collateral and other Investment Property maintained in the Designated Accounts, are powers coupled with an interest and will be affected neither by the bankruptcy of the Grantor nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the security interests of the Secured Parties (including, without limitation, by virtue of the notice pursuant to Section 11 hereof) with respect to the Investment Collateral and other

Investment Property have been terminated and an Authorized Representative has notified the Securities Intermediary of such termination in writing. Upon delivery of such notice of termination to the Securities Intermediary by an Authorized Representative, the Securities Intermediary will transmit to such account as the Authorized Representative may direct (in accordance with Section
8.15 of the Guarantee and Collateral Agreement) all collected funds, if any, then on deposit in, or otherwise to the credit of, the Designated Account.

          Section 14. Definitions. The following terms shall have the following meanings:

          "Investment Collateral" means, all "investment property," as such term is used in the UCC, of the Grantor and, in any event, shall include, without limitation, (i) the Designated Account, (ii) all financial assets, cash, checks, drafts, securities and instruments deposited or held or required to be deposited or held in the Designated Account and all security entitlements relating thereto, (iii) all investments and all certificates and instruments, if any, from time to time representing or evidencing any other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing items listed in clauses (i) and (ii) of this definition and (iv) each consent, control or other agreement, including, without limitation, this Control Agreement, entered into by the Grantor with the Securities Intermediary and all rights, if any, and interests of the Grantor in, to and under each such consent, control or other agreement; provided, however, that Investment Collateral shall in no event include the Investment Property.

          Section 15. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

          Section 16. Counterparts. This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.

                            [Signature page follows]

                                           MUZAK LLC


                                           By: _________________________________
                                               Name:
                                               Title:

                                           BEAR STEARNS CORPORATE LENDING INC.,
                                            as Administrative Agent


                                           By: _________________________________
                                               Name:
                                               Title:

                                           [                              ],
                                            as Securities Intermediary


                                           By: _________________________________
                                               Name:
                                               Title:

                                   SCHEDULE I

                              Designated Account(s)

                                                                       EXHIBIT A

               [Letterhead of Bear Stearns Corporate Lending Inc.]


                                                                          [Date]

[Securities Intermediary]
[Address]

Attention:

               Re: Notice of Sole Control

Ladies and Gentlemen:

          As referenced in Section 9(i) of the Control Agreement Concerning
Designated Accounts dated as of [        ], among [        ], us and you (the
"Control Agreement"; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Control Agreement) (a copy of which is attached) we hereby give you notice of our sole control over the Investment Collateral and other financial assets constituting Investment Property maintained in the securities accounts, account numbers ________________ (the "Specified Designated Accounts"). You are hereby instructed not to accept any direction, instruction or entitlement order with respect to Investment Collateral maintained in the Specified Designated Accounts or the financial assets constituting Investment Property credited thereto from any Person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction or upon receipt of a Revocation Notice of Sole Control (as defined in the Control Agreement) executed by the undersigned.

          You are instructed to deliver a copy of this notice by facsimile transmission to [Grantor].

                                          Very truly yours,
                                          BEAR STEARNS CORPORATE LENDING INC.,
                                          as Administrative Agent


                                          By: __________________________________
                                              Name:
                                              Title:

cc: [Grantor]

                                                                       ANNEX I-B

                                    [FORM OF]
                        DEPOSIT ACCOUNT CONTROL AGREEMENT

                         [provided under separate cover]

                                                                       ANNEX I-B

                                    [FORM OF]
                  CONTROL AGREEMENT CONCERNING DEPOSIT ACCOUNTS

          This Control Agreement Concerning Deposit Accounts (this "Control
Agreement"), dated as of [         ] by and among [         ] (the "Grantor"),
in favor of BEAR STEARNS CORPORATE LENDING INC., as the administrative agent (in
such capacity, the "Administrative Agent") and [         ] (the "Bank"), is
delivered pursuant to Section 5.13 of that certain guarantee and collateral agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement"), dated as of May 20, 2003 made by the Borrower and the other Grantors, in favor of the Administrative Agent for the benefit of the Secured Parties. This Control Agreement is for the purpose of perfecting the security interests of the Secured Parties granted by the Grantor in the Designated Accounts described below. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Guarantee and Collateral Agreement.

          Section 1. Confirmation of Establishment and Maintenance of Designated Accounts. The Bank hereby confirms that (i) the Bank has established for the Grantor and maintains the deposit account(s) listed in Schedule 1 attached hereto (such deposit account(s), together with each such other deposit account maintained by the Grantor with the Bank collectively, the "Designated Accounts" and each a "Designated Account"), (ii) each Designated Account is a "deposit account" as such term is defined in Article 9 of the UCC. For avoidance of doubt, it is noted that the term "Designated Accounts" as used in any security agreement means both the Designated Accounts hereunder and the "Designated Accounts" in the comparable agreement entered into with respect to any other Grantor.

          Section 2. Control. The Administrative Agent shall at all times (A) have "control" (as defined in Section 9-104 of the UCC) of any Designated Account and (B) during the period following delivery of a Notice of Sole Control and prior to delivery of a Revocation Notice of Sole Control, be authorized to direct the Bank to comply without further consent of the Grantor or any person acting or purporting to act for the Grantor being required, with all instructions originated by the Administrative Agent directing disposition of the funds in the Designated Account. The Grantor, the Administrative Agent, and the Bank agree that the Bank will comply with instructions originated by the Administrative Agent during the period following delivery of a Notice of Sole Control and prior to delivery of Revocation Notice of Sole Control directing the disposition of the funds in the Designated Account without further consent by the Grantor. The Bank shall comply with instructions directing the disposition of funds in the Designated Account(s) originated by the Grantor or its authorized representatives until such time as the Administrative Agent delivers a Notice of Sole Control pursuant to Section 8(i) hereof to the Bank and prior to delivery of Revocation Notice of Sole Control.

          Section 3. Subordination of Lien; Waiver of Set-Off. In the event that the Bank has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Designated Account, the Bank hereby agrees that such security interest shall be subordinate to that of the Secured Parties. The funds deposited into any Designated Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Secured Parties (except that the Bank may set off (i) all amounts due to the Bank in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees, and (ii) the face amount of any checks or other items which have been credited to any Designated Account but are subsequently returned unpaid because of uncollected or insufficient funds).

          Section 4. Choice of Law. Both this Control Agreement and the Designated Account(s) shall be governed by the law of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the Bank's jurisdiction and the Designated Account(s) shall be governed by the law of the State of New York without regard to conflict of laws principles thereof.

          Section 5. Conflict with Other Agreements; Amendments. As of the date hereof, there are no other agreements entered into between the Bank and the Grantor with respect to any Designated Account or any funds credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts). The Bank and the Grantor will not enter into any other agreement with respect to any Designated Account unless the Administrative Agent shall have received prior written notice thereof. The Bank and the Grantor will not enter into any other agreement with respect to control of the Designated Accounts without the prior written consent of the Administrative Agent acting in its sole discretion. In the event of any conflict with respect to "control" over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

          Section 6.   Certain Agreements.

          (i) The Bank has furnished to the Administrative Agent and the Grantor the most recent account statement issued by the Bank with respect to each of the Designated Accounts and the cash balances held therein. The Bank represents and warrants to the Administrative Agent that each such statement accurately reflects the assets held in such Designated Account as of the date thereof.

          (ii) The Administrative Agent has delivered to the Bank a list, signed by an authorized representative (the "Authorized Representative"), of the officers of the Administrative Agent authorized to give approvals or instructions under this Control Agreement (including notices and other instructions under Section 8 hereof) and the Bank shall be entitled to rely on communications from such authorized officers until the earlier of the termination of this Control Agreement in accordance with the terms hereof, the notification by the Authorized Representative of a change and the assignment of the rights of the Secured Parties in accordance with Section 11 hereof.

          Section 7. Notice of Adverse Claims. Except for the claims and interest of the Secured Parties and of the Grantor in the Designated Account(s), the Bank on the date hereof does not know of any claim to, or security interest in, any Designated Account or in any funds credited thereto and does not know of any claim that any Person other than the Administrative Agent has been given "control" of any Designated Account or any such funds. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process and any claim of "control") against any funds in any Designated Account, the Bank will promptly notify the Administrative Agent and the Grantor thereof.

          Section 8. Maintenance of Designated Accounts. In addition to, and not in lieu of, the obligation of the Bank agreed in Section 2 hereof, the Bank agrees to maintain the Designated Accounts as follows:

          (i) Notice of Sole Control. If an Event of Default has occurred and is continuing, the Administrative Agent shall be entitled to deliver to the Bank a notice of sole control in substantially the form set forth in Exhibit A attached hereto (the "Notice of Sole Control") with respect to any Designated Account. The Bank agrees that, after receipt of such notice and prior to the receipt of a Revocation Notice of Sole Control, it will take all instruction with respect to such Designated Account solely from the Administrative Agent. Without limiting the generality of the first sentence of this paragraph, upon receipt of a Notice of Sole Control and prior to the receipt of a Revocation Notice of Sole Control, the Bank shall follow all instructions given by an authorized officer of the Administrative Agent, including, without limitation, instructions for distribution or transfer of any funds in any Designated Account to be made to the Administrative Agent. If, at any time after such Notice of Sole Control has been delivered to the Bank, such Event of Default is no longer occurring, the Administrative Agent shall immediately deliver a revocation notice of sole control stating that such Notice of Sole Control is no longer in effect (a "Revocation Notice of Sole Control"). Upon receipt of a Revocation Notice of Sole Control, the Bank will take all instructions with respect to such Designated Account solely from the Grantor or its authorized representatives unless it shall receive a subsequent Notice of Sole Control.

          (ii) Permitted Dispositions. Until such time as the Bank receives a Notice of Sole Control signed by the Administrative Agent with respect to a Designated Account and after the Bank receives a Revocation Notice of Sole Control related to such Notice of Sole Control signed by the Administrative Agent, a Grantor, or any representative of a Grantor, shall direct the Bank with respect to the transfer of the funds held in such Designated Account. Until such time as the Bank receives a Notice of Sole Control and after the Bank receives a Revocation Notice of Sole Control related to such Notice of Sole Control signed by the Administrative Agent, the Grantor shall be entitled to write checks against amounts in each Designated Account, and make withdrawals, transfers, and other dispositions of the funds in each Designated Account.

          (iii) Statements and Confirmations. The Bank will promptly send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account to the Grantor and the Administrative Agent at the address set forth in

     Section 11 hereof. The Bank will promptly provide to the Administrative Agent and to the Grantor, upon the Administrative Agent's request therefor from time to time and, in any event as of the last business day of each calendar month, a statement of the cash balance in each Designated Account.

          Section 9. Representations, Warranties and Covenants of the Bank. The Bank hereby makes the following representations, warranties and covenants:

          (i)    The Designated Accounts have been established as set forth in
     Section 1 hereof and each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement. The Bank shall not change the name or account number of any Designated Account without the prior written consent of the Grantor and the Administrative Agent.

          (ii)   The Bank is a "bank," as such term is defined in the UCC.

          (iii) This Control Agreement is the valid and legally binding obligation of the Bank.

          (iv) The Bank has not entered into any agreement with any other Person pursuant to which it has agreed to comply with any orders or instructions with respect to any Designated Account. Until the termination of this Control Agreement, the Bank will not, without the written approval of the Grantor and the Administrative Agent, enter into any agreement with any Person pursuant to which it agrees to comply with any orders or instructions of such Person with respect to any Designated Account.

          (v) The Bank has not entered into any other agreement with the Grantor or the Administrative Agent purporting to limit or condition the obligation of the Bank to comply with any orders or instructions with respect to any Designated Account as set forth in Section 2 hereof.

          Section 10. Successors; Assignment. The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.

          Section 11. Notices. Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

          Grantor:     Muzak LLC
                       3318 Lakemont Boulevard
                       Fort Mill, South Carolina 29708
                       Attention: Chief Financial Officer
                       Telecopy: (803) 396-3357
                       Telephone: (803) 396-3000

                       with copy to:

                       Kirkland & Ellis
                       Citigroup Center
                       153 East 53rd Street
                       New York, New York 10022-4611
                       Attention: Lisa Anastos, Esq.
                       Telecopy: (212) 446-4900
                       Telephone: (212) 446-4761


          Bank:        [                     ]
                       [Address]
                       Attention:  ___________________
                       Telecopy:  ____________________
                       Telephone: ____________________


          Administrative
          Agent:       Bear Stearns Corporate Lending Inc.
                       383 Madison Avenue, 8th Floor
                       New York, New York 10179
                       Attention: Kevin Cullen
                       Telecopy: (212) 272-9743
                       Telephone: (212) 272-5724

                       with a copy to:

                       Cahill Gordon & Reindel LLP
                       80 Pine Street
                       New York, New York 10005
                       Attention: John Papachristos, Esq.
                       Telecopy: (212) 269-5420
                       Telephone: (212) 701-3000

          Any party may change its address for notices in the manner set forth above.

          Section 12. Termination. The rights and powers granted herein to the Administrative Agent have been granted in order to perfect the security interests of the Secured

Parties in the Designated Accounts, are powers coupled with an interest and will be affected neither by the bankruptcy of the Grantor nor by the lapse of time. The obligations of the Bank hereunder shall continue in effect until the termination of the security interests of the Secured Parties (including, without limitation, by virtue of the notice pursuant to Section 11 hereof) with respect to the Designated Account(s) have been terminated and a Authorized Representative has notified the Bank of such termination in writing. Upon delivery of such notice of termination to the Bank by an Authorized Representative, the Bank will transmit to such account as the Authorized Representative may direct (in accordance with Section 8.15 of the Guarantee and Collateral Agreement) all collected funds, if any, then on deposit in, or otherwise to the credit of, the Designated Account.

          Section 13. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

          Section 14. Counterparts. This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.

                                           [GRANTOR]


                                           By: _________________________________
                                                Name:
                                                Title:


                                           BEAR STEARNS CORPORATE LENDING INC.,
                                           as Administrative Agent


                                           By: _________________________________
                                                Name:
                                                Title:

                                           [                   ], as Bank


                                           By: _________________________________
                                                Name:
                                                Title:

                                   SCHEDULE 1

                              Designated Account(s)

                                    EXHIBIT A

                                                                          [Date]
[Bank]
[Address]

Attention: _______________

               Re: Notice of Sole Control

Ladies and Gentlemen:

               As referenced in Section 8(i) of the Control Agreement Concerning
Designated Accounts dated as of [        ], among [        ], us and you (the
"Control Agreement"; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Control Agreement) (a copy of which is attached) we hereby give you notice of our sole control over the Designated Account(s), account number(s): _____________________________________________
(the "Specified Designated Accounts"). You are hereby instructed not to accept any direction or instructions with respect to the Specified Designated Accounts or any funds credited thereto from any Person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction or upon receipt of a Revocation Notice of Sole Control (as defined in the Control Agreement) executed by the undersigned.

               You are instructed to deliver a copy of this notice by facsimile transmission to [Grantor].

                                           Very truly yours,

                                           BEAR STEARNS CORPORATE LENDING INC.,
                                           as Administrative Agent


                                           By: _________________________________
                                               Name:
                                               Title:


cc: [Grantor]

                                                                        ANNEX II

                                    [FORM OF]
                              ISSUER ACKNOWLEDGMENT

          The undersigned hereby (i) acknowledges receipt of a copy of that certain guarantee and collateral agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement"; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee and Collateral Agreement), dated as of May 20, 2003, among Muzak LLC (the "Borrower"), the Guarantors from time to time party thereto, and Bear Stearns Corporate Lending Inc., as Administrative Agent (in such capacity and together with any successors in such capacity, the "Administrative Agent"), (ii) agrees promptly to note on its books the security interests granted to the Administrative Agent and confirmed under the Guarantee and Collateral Agreement, (iii) agrees that it will comply with instructions of the Administrative Agent with respect to the applicable Investment Property without further consent by the applicable Grantor, (iv) agrees to notify the Administrative Agent upon obtaining knowledge of any interest in favor of any Person in the applicable Investment Property that is adverse to the interest of the Administrative Agent therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Guarantee and Collateral Agreement in connection with the registration of any Investment Property thereunder in the name of the Administrative Agent or its nominee or the exercise of Voting rights by the Administrative Agent or its nominee.

                                             [_____________________________]


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                                                       ANNEX III

                                    [FORM OF]
                              ASSUMPTION AGREEMENT

                         [provided under separate cover]

                                                                ANNEX III to the
                                              Guarantee and Collateral Agreement


                                    [FORM OF]
                              ASSUMPTION AGREEMENT

               ASSUMPTION AGREEMENT dated as of [          ] (the "Agreement"),
by each Subsidiary Guarantor party hereto (each, an "Additional Subsidiary Guarantor"), in favor of Bear Stearns Corporate Lending Inc., as Administrative Agent for the for the benefit of the Lenders (as such terms are defined below).

               Reference is made to the Credit Agreement dated as of May 20, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among MUZAK HOLDINGS LLC, a Delaware limited liability company (the "Holdings"), MUZAK LLC, a Delaware limited liability company (the "Borrower"), the several lenders from time to time party thereto (the "Lenders"); BEAR STEARNS CORPORATE LENDING INC., as administrative agent (in such capacity, the "Administrative Agent"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent"), BEAR, STEARNS & CO. INC. and LEHMAN BROTHERS INC., as joint lead arrangers and joint bookrunners (in such capacity, the "Joint Lead Arrangers"), and GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "Documentation Agent"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

               Pursuant to Section 6.9(c) of the Credit Agreement, each Additional Subsidiary Guarantor hereby agrees to become a "Subsidiary Guarantor" for all purposes of the Credit Agreement, and a "Grantor" and a "Guarantor" for all purposes of the Guarantee and Collateral Agreement and assumes and agrees to be bound by the terms of the Credit Agreement and the Guarantee and Collateral Agreement which are applicable to it. Each Additional Subsidiary Guarantor further acknowledges and consents to the pledge of its Capital Stock under, and all other obligations imposed pursuant to, the Guarantee and Collateral Agreement. Without limiting the foregoing, the Additional Subsidiary Guarantor hereby, jointly and severally with the other Subsidiary Guarantors, guarantees to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Obligations under the Credit Agreement. In addition, the Additional Subsidiary Guarantors hereby make the representations and warranties set forth in Section 4 of the Credit Agreement and in Section 4 of the Guarantee and Collateral Agreement with respect to itself and its obligations under this Agreement, as if each reference in such Sections to the Loan Documents included reference to this Agreement.

               Each Additional Subsidiary Guarantor hereby agrees that each of the Schedules of the Guarantee and Collateral Agreement shall be supplemented as provided in Appendix A hereto.

               Each Additional Subsidiary Guarantor hereby agrees that this Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of laws principles thereof.

               IN WITNESS WHEREOF, the Additional Subsidiary Guarantors have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                       [                           ]


                                       By: _________________________________
                                           Name:
                                           Title:

Accepted and agreed:

BEAR STEARNS CORPORATE LENDING
INC., as Administrative Agent


By: ______________________________
    Name:
    Title: